Curaleaf Holdings, Inc. Investor Relations Curaleaf Responds to Alberta Securities Commission Decision STAMFORD, Conn., Oct. 27, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf"), a leading international provider of consumer and medical cannabis products, today issued the following statement in response to the Alberta Securities Commission's ruling regarding Aurora Cannabis Inc.'s ("Aurora") at-the-market ("ATM") program. "Aurora would like shareholders to believe the ASC's ruling changes the fundamental debate. It does not," said Boris Jordan, Chairman of the Board and Chief Executive Officer of Curaleaf. "The questions confronting Aurora shareholders remain the same today as they were yesterday: why did Aurora issue shares under an ATM for less than the original offer price after Curaleaf indicated a bid was coming, why is a now 86% premium offer being dismissed as inadequate and a discounted offer, why is Curaleaf continuing to be excluded from customary diligence when others aren't, and why is the Board asking shareholders to reject a proposal before allowing a fully informed process to play out? Those questions remain unanswered." Key facts Aurora shareholders should know: Curaleaf's believes its application brought much needed scrutiny to Aurora's dilutive ATM activity. Aurora used the ATM program heavily in the days leading up to Curaleaf's bid, including after Curaleaf publicly announced its intention to make its offer. Aurora has now confirmed that it stopped using the program on August 18, shortly after Curaleaf challenged that activity, and has not used it since. Aurora shareholders have been spared further ATM dilution since Curaleaf raised its concerns and formally made its application. Curaleaf's enhanced offer represents an 86% premium, not a "discount." Counter to Aurora's claims, Curaleaf's enhanced offer implied price of approximately US$5.00 per share represents a significant premium to Aurora's unaffected volume weighted average share price of approximately US$2.75. Aurora's "discount" characterization is entirely inconsistent with their own actions, given they were issuing shares pursuant to its ATM at prices as low as US$2.56 per share, a 49% discount to the enhanced Curaleaf offer, less than a month before Curaleaf's intention to make its offer. Curaleaf's enhanced offer provides clear value to Aurora shareholders. A process that excludes Curaleaf cannot credibly be called a review of "all available strategic alternatives." Curaleaf has made a premium offer and remains ready to engage immediately, yet Aurora continues to exclude Curaleaf from customary diligence while providing access to other parties. A combination of Curaleaf and Aurora would create the global cannabis leader, with operations across 17 countries, more than US$1.5 billion of last-twelve-month ("LTM") revenue, nearly US$350 million of LTM Adjusted EBITDA and at least US$40 million of expected annual cost synergies. Aurora shareholders would retain exposure to Aurora's international business while gaining ownership in Curaleaf's leading U.S. platform and future regulatory upside. Curaleaf remains ready to engage constructively with Aurora and pursue a transaction that delivers immediate value, meaningful future upside, and ownership in the world's largest cannabis company. For additional information about Curaleaf's enhanced offer, visit Grow.Curaleaf.com. IMPORTANT INFORMATION This document does not constitute an offer to buy or the solicitation of an offer to sell any securities. The offer (the "Offer") by Curaleaf Holdings, Inc. ("Curaleaf") to purchase all outstanding common shares ("Common Shares") of Aurora Cannabis Inc. ("Aurora") is made solely by the Offer to Purchase and Circular dated August 18, 2026, as amended on October 6, 2026 and as may be further amended or supplemented. SECURITY HOLDERS ARE URGED TO READ THE OFFER TO PURCHASE AND CIRCULAR, THE REGISTRATION STATEMENT ON FORM F-80, THE TENDER OFFER STATEMENT ON SCHEDULE 14D-1F, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Free copies are available at www.sec.gov or by contacting the Information Agent, Carson Proxy Advisors, at 1-800-530-5189 (toll- free), 416-751-2066 (local/text), or info@carsonproxy.com. NOTICE TO U.S. SHAREHOLDERS The enforcement by investors of civil liabilities under the federal securities laws may be affected adversely by the fact that the subject company is located in a foreign country, and that some or all of its officers and directors are residents of a foreign country. Investors should be aware that the bidder or its affiliates, directly or indirectly, may bid for or make purchases of the issuer's securities subject to the offer or of the issuer's related securities, or of the bidder's securities to be distributed or of the bidder's related securities, during the period of the tender offer, as permitted by applicable Canadian laws or provincial laws or regulations. Curaleaf has filed with the SEC a Registration Statement on Form F-80 under the U.S. Securities Act of 1933 and a Tender Offer Statement on Schedule 14D-1F under the U.S. Securities Exchange Act of 1934. The Offer is being conducted in accordance with Section 14(e) of the Exchange Act and Regulation 14E. THE OFFER AND THE OFFEROR SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY U.S. STATE SECURITIES COMMISSION, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Offeror Shares have not been registered or otherwise qualified for offer and sale in certain U.S. states where shareholders may reside. No offer is made in those states except to qualifying Exempt Institutional Investors as described in the Offer to Purchase and Circular. FORWARD-LOOKING INFORMATION This document contains "forward-looking information" within the meaning of applicable Canadian securities laws and "forward- looking statements" within the meaning of applicable U.S. securities laws. Such statements relate to, among other things, the anticipated synergies from a combination of Curaleaf and Aurora. Forward-looking statements can often be identified by words such as "believes," "expects," "anticipates," "may," "will," or similar expressions. Actual results may differ materially due to risks including: changes in general economic conditions; failure to satisfy conditions to the Offer; failure to realize anticipated synergies; fluctuations in foreign exchange and interest rates; regulatory changes; and other risks described under "Risk Factors" in the Offer to Purchase and Circular. The PSLRA safe harbor for forward-looking statements does not apply to statements made in connection with a tender offer. Security holders should not place undue reliance on forward-looking information. Curaleaf disclaims any obligation to update forward-looking information except as required by law. AURORA INFORMATION Information concerning Aurora herein is based solely on Aurora's publicly available filings and other public sources. Aurora has not reviewed this document. Neither Curaleaf nor its officers or directors assumes responsibility for the accuracy or completeness of such information. ADDITIONAL INFORMATION The disposition of Common Shares and the acquisition of Offeror Shares may have U.S. and Canadian tax consequences; shareholders should consult their own tax advisors. Curaleaf's disclosure documents are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Contacts Media Contact Kekst CNC Kekst-Curaleaf@kekstcnc.com Investor Contact Curaleaf Holdings, Inc. IR@curaleaf.com Shareholder Contact Carson Proxy Advisors North American Toll Free Phone: 1-800-530-5189 Local (Collect outside North America): 416-751-2066 Email: info@carsonproxy.com

SOURCE Curaleaf Holdings, Inc. https://ir.curaleaf.com/2026-10-27-Curaleaf-Responds-to-Alberta-Securities-Commission-Decision